UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 28, 2012

MILLER ENERGY RESOURCES, INC.

(Exact Name of Registrant as Specified in Its Charter)

Tennessee

(State or Other Jurisdiction of Incorporation)

001-34732	26-1028629
(Commission File Number)	(IRS Employer Identification No.)

9721 Cogdill Road, Suite 302

Knoxville, TN 37932

(Address of Principal Executive Offices)

(865) 223-6575

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.          Entry into a Material Definitive Agreement.

On September 28, 2012, Miller Energy Resources, Inc. (the “Company”) entered into an Underwriting Agreement (the “Underwriting Agreement”) by and among the Company and MLV & Co. LLC (“MLV”), Maxim Group LLC (“Maxim”), Williams Financial Group (“Williams”) and National Securities Corporation (“National” and together with MLV, Maxim and Williams, the “Underwriters”), with respect to the sale by the Company of 685,000 shares (the “Shares”) of the Company's newly designated 10.75% Series C Cumulative Redeemable Preferred Stock, par value $0.0001 per share and liquidation preference of $25.00 per share (the “Series C Preferred Stock”) through the Underwriters on a “best efforts” basis (the “Offering”). The Shares are being offered to the public at $23.00 per share.

The Shares will be issued pursuant to a final prospectus supplement filed on September 28, 2012 with the Securities and Exchange Commission pursuant to Rule 424(b) of the Securities Act of 1933, as amended (the “Securities Act”), in connection with a takedown from the Company’s shelf registration statement on Form S-3 (File No. 333-183750), which became effective on September 18, 2012. The Underwriting Agreement provides that the Underwriters will offer and sell the Shares for the Company on a “best efforts” basis, and the Underwriters are under no obligation to purchase any Shares for their own account or sell any specific number or dollar amount of securities. The Company expects to close the offering on October 5, 2012, subject to the satisfaction of customary closing conditions as set forth in the Underwriting Agreement.

The Underwriting Agreement contains customary representations and warranties of the parties and indemnification and contribution provisions under which the Company, on the one hand, and the Underwriters, on the other hand, have agreed to indemnify each other against certain liabilities, including liabilities under the Securities Act.

In the ordinary course of business the Underwriters or their respective affiliates have engaged and may in the future engage in various financing, commercial banking and investment banking services with, and provide financial advisory services to, the Company and its affiliates for which they have received or may receive customary fees and expenses. The foregoing description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Underwriting Agreement, a copy of which is filed as Exhibit 1.1 hereto and is incorporated herein by reference.

Item 3.03          Material Modification to Rights of Security Holders.

On September 28, 2012, we amended our Amended and Restated Charter (the “Charter”) to designate a new series of preferred stock, designated as the 10.75% Series C Cumulative Redeemable Preferred Stock (as described below in Item 5.03). The Series C Preferred Stock has a senior liquidation preference to our common stock.

Item 5.03          Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In connection with the Offering, on September 28, 2012 the Company filed Articles of Amendment to its Charter with the Tennessee Department of State authorizing the issuance of up to 3,250,000 shares of the Series C Preferred Stock. The designations, rights and preferences of the Series C Preferred Stock include:

(i)	The holders are entitled to receive a 10.75% per annum cumulative quarterly dividend, on March 1, June 1, September 1, and December 1, payable in cash on each dividend date unless the Company is prohibited by making such payment pursuant to the terms of any agreement of the Company (including any other class or series of equity securities or any agreement related to indebtedness);
(ii)	The dividend may increase to a penalty rate of 12.75% if we fail to (A) pay dividends for four or more quarterly dividend periods, whether or not consecutive, or (B) list the Series C Preferred Stock on a national securities exchange by October 31, 2012 or if we are subsequently delisted from a national securities exchange (the events listed in clauses (A) and (B) being “Penalty Events”);
(iii)	There is no mandatory redemption or stated maturity with respect to the Series C Preferred Stock, and it is not redeemable prior to November 1, 2017 unless: (A) there is a change in control and redemption occurs pursuant to a special right of redemption related to that change in control or (B) the Closing Bid Price of our common stock has equaled or exceeded the conversion price by 150% for at least 20 trading days in any 30 consecutive trading day period (a “Market Trigger”);
(iv)	The redemption price is $25 per share plus any accrued and unpaid dividends;
(v)	Liquidation preference is $25 per share plus any accrued and unpaid dividends;
(vi)	The Series C Preferred Stock is senior to all our other securities except our Series B Redeemable Preferred Stock, which is senior to the Series C Preferred Stock;
(vii)	There is a general conversion right with respect to the Series C Preferred Stock with an initial conversion price of $10.00, a special conversion right upon a change in control, and a market trigger conversion at our option in the event of a Market Trigger;

(viii)	We have agreed to apply for listing of the Series C Preferred Stock on a national securities exchange, and to register the Shares under our universal shelf; and
(ix)	Holders of the Series C Preferred Stock have no voting rights, except:
1.	as otherwise required by law;
2.	with respect to any proposal to (A) create, authorize or increase the authorized or issued amount of any class or series of our equity securities which rank senior to the Series C Preferred Stock or (B) amend, alter or repeal any provision of our Charter, as amended, in a manner which materially and adversely affects any right, preference, privilege or voting power of the holders of the Series C Preferred Stock; and
3.	the holders of the Series C Preferred Stock will have the right to elect two directors to our board of directors upon the occurrence of a Penalty Event.

The foregoing description does not purport to be complete and is qualified in its entirety by reference to the Articles of Amendment which are filed as Exhibit 3.20 to the Company’s Form 8-A filed on September 28, 2012 and is incorporated herein by reference.

Item 8.01          Other Events.

On September 28, 2012 LeClairRyan, A Professional Corporation, delivered to the Company an opinion with respect to the validity of the Series C Preferred Stock and the shares of the Company’s common stock issuable upon conversion of the Series C Preferred Stock in accordance with the Charter, as amended, and a tax opinion, copies of which are filed as Exhibits 5.1 and 8.1 hereto, respectively, which opinions are incorporated herein by reference.

Item 9.01.          Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
1.1	Underwriting Agreement dated September 28, 2012 by and among by and among Miller Energy Resources, Inc., MLV & Co. LLC, Maxim Group LLC, Williams Financial Group, and National Securities Corporation.
3.1	Articles of Amendment to Amended and Restated Charter, as amended, incorporated by reference to Exhibit 3.20 to Form 8-A filed with the Securities and Exchange Commission on September 28, 2012.
5.1	Opinion of LeClairRyan regarding the validity of the shares.
8.1	Opinion of LeClairRyan regarding tax matters.
12.2	Calculation of Earnings to Combined Fixed Charges and Preferred Dividends, incorporated by reference to Exhibit 12.1 of the Company’s registration statement on Form S-3 filed with the SEC on September 6, 2012.
23.1	Consent of LeClairRyan (contained in Exhibits 5.1 and 8.1 hereto).
99.1	Press Release Announcing Pricing of the Offering of Series C Preferred.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 28, 2012	Miller Energy Resources, Inc.
	By:	/s/ Scott M. Boruff
Scott M. Boruff
Chief Executive Officer

INDEX TO EXHIBITS

Exhibit No.	Description
1.1	Underwriting Agreement dated September 28, 2012 by and among by and among Miller Energy Resources, Inc., MLV & Co. LLC, Maxim Group LLC, Williams Financial Group, and National Securities Corporation.
3.1	Articles of Amendment to Amended and Restated Charter, as amended, incorporated by reference to Exhibit 3.20 to Form 8-A filed with the Securities and Exchange Commission on September 28, 2012.
5.1	Opinion of LeClairRyan regarding the validity of the shares.
8.1	Opinion of LeClairRyan regarding tax matters.
12.2	Calculation of Earnings to Combined Fixed Charges and Preferred Dividends, incorporated by reference to Exhibit 12.1 of the Company’s registration statement on Form S-3 filed with the SEC on September 6, 2012.
23.1	Consent of LeClairRyan (contained in Exhibits 5.1 and 8.1 hereto).
99.1	Press Release Announcing Pricing of the Offering of Series C Preferred.